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                                 RBC FUNDS, INC.

                        SUPPLEMENT DATED NOVEMBER 6, 2002
        TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE CLASS I SHARES
                              DATED AUGUST 30, 2002


                            RBC LARGE CAP EQUITY FUND
                             RBC MID CAP EQUITY FUND
                            RBC SMALL CAP EQUITY FUND
                             RBC QUALITY INCOME FUND
                      RBC NORTH CAROLINA TAX-FREE BOND FUND
                           RBC GOVERNMENT INCOME FUND
                                  (THE "FUNDS")

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Statement of Additional Information ("SAI"). Please retain this Supplement for future reference.



CORRECTION

Regarding the information about the Directors on page 24 of the SAI, J. Franklin Martin is an Interested Director.

Mr. Martin is the president and a stockholder of LandCraft Properties, Inc. ("Landcraft"). During the Funds' last two fiscal years, Landcraft received substantial business loans from RBC Centura Bank. Glenwood, the Funds' current investment adviser, is a wholly-owned subsidiary of RBC Centura Bank. Accordingly, Mr. Martin is considered an "interested person" of the Funds within the meaning of the 1940 Act.